File Nos. 33-7497
                                                                        811-4765


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

      Pre-Effective Amendment No.                                           [  ]


      Post-Effective Amendment No. 24                                        [X]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]


      Amendment No. 24                                                       [X]



                        (Check appropriate box or boxes.)

                 DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND
               (Exact Name of Registrant as Specified in Charter)


                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
               (Address of Principal Executive Offices) (Zip Code)


      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)


 It is proposed that this filing will become effective (check appropriate box)


            immediately upon filing pursuant to paragraph (b)
      ----
        X   on June 1, 2000 pursuant to paragraph (b)
      ----
            60 days after filing pursuant to paragraph (a)(i)
      ----
            on     (date)      pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----


If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      ----



Dreyfus Premier California Municipal Bond Fund

Investing for income exempt from federal and California state income taxes


PROSPECTUS June 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier California Municipal Bond Fund
                                           ---------------------------------

                                           Ticker Symbols  CLASS A: PRCAX

                                                           CLASS B: PRCBX

                                                           CLASS C: DPACX

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          1

Expenses                                                                  2

Management                                                                3

Financial Highlights                                                      4

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          6

Distributions and Taxes                                                   8

Services for Fund Investors                                               9

Instructions for Regular Accounts                                        10

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state income taxes.


The fund will invest at least 70% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, it may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund's portfolio is expected to exceed 10 years.


The portfolio manager buys and sells bonds based on credit quality, financial outlook and yield potential. Bonds with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Concepts to understand


MUNICIPAL BONDS: debt securities that provide income free from federal income tax. Municipal bonds are typically of two types:


* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls


INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money.

Other risk factors could have an effect on the fund's performance:

* if an issuer fails to make timely interest or principal payments, or if there is a decline in the credit quality of a bond or a perception of a decline, the bond's value could fall, potentially lowering the fund's share price

* California's economy and revenues underlying its municipal bonds may decline

* investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the stat

*    lower-rated,  higher-yielding  municipal obligations are subject to greater
     credit  risk,  including  the  risk  of  default,   than  investment  grade
     obligations; lower-rated bonds tend to be more volatile and less liquid

Although the fund's objective is to generate income exempt from federal and California state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in taxable bonds and municipal bonds that are exempt only from federal personal income tax.

Other potential risks

The fund may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the fund's average annual total return to that of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

7.88    11.06   6.25    13.57   -6.02   17.38   4.03    7.88    5.06    -6.58
90      91      92      93      94      95      96      97      98      99

BEST QUARTER:                    Q1 '95                       +7.07%

WORST QUARTER:                   Q1 '94                       -5.14%

THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 3/31/00 WAS 4.08%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99



                                                                                                                     Since
                           Inception date                1 Year              5 Years           10 Years            inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                     (11/10/86)                  -10.80%                4.31%              5.51%                  --

CLASS B                      (1/15/93)                  -10.61%                4.41%                --                4.26%

CLASS C                      (6/2/95)                    -8.13%                  --                 --                2.61%

LEHMAN BROTHERS
MUNICIPAL BOND INDEX                                     -2.06%                6.91%              6.89%               5.83%*



* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/92 IS USED AS THE BEGINNING VALUE ON 1/15/93.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

The Fund       1






<PAGE 1>

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.



Fee table

                                                                             CLASS A                CLASS B               CLASS C
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                        4.50                  NONE                  NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*                 4.00                  1.00
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                  .55                   .55                   .55

Rule 12b-1 fee                                                                  NONE                   .50                   .75

Shareholder services fee                                                         .25                   .25                   .25

Other expenses                                                                   .15                   .16                   .15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                            .95                  1.46                  1.70

*    SHARES  BOUGHT  WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE  CHARGED A CDSC OF 1.00% IF  REDEEMED  WITHIN ONE
     YEAR.




Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $543                $739                 $952                 $1,564

CLASS B
WITH REDEMPTION                                $549                $762                 $997                 $1,482**

WITHOUT REDEMPTION                             $149                $462                 $797                 $1,482**

CLASS C
WITH REDEMPTION                                $273                $536                 $923                 $2,009
WITHOUT REDEMPTION                             $173                $536                 $923                 $2,009


**   ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.





This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of its operation.


RULE 12B-1 FEE: the fee paid to Dreyfus Service Corporation, the fund's distributor, to finance the sale of Class B and Class C shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


SHAREHOLDER SERVICES FEE: a fee paid to the fund's distributor for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

2





<PAGE 2>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $129 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.55% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $485 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The fund is managed by Joseph P. Darcy. Mr. Darcy has managed the fund since August 1999 and has been employed by Dreyfus as a portfolio manager since 1994.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


The Fund       3



<PAGE 3>

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.



                                                                                             YEAR ENDED JANUARY 31,

 CLASS A                                                                         2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             12.78      13.00     12.58      12.97      12.24

 Investment operations:  Investment income -- net                                   .54        .56       .60        .65        .67

                         Net realized and unrealized gain (loss) on investments   (1.59)       .12       .53      (.24)       1.02

 Total from investment operations                                                (1.05)        .68      1.13        .41       1.69

 Distributions:          Dividends from investment income -- net                  (.54)      (.56)     (.61)      (.64)      (.67)

                         Dividends from net realized gain on investments          (.06)      (.34)     (.10)      (.16)      (.29)

 Total distributions                                                              (.60)      (.90)     (.71)      (.80)      (.96)

 Net asset value, end of period                                                   11.13      12.78     13.00      12.58      12.97

 Total return (%)*                                                               (8.42)       5.39      9.27       3.31      14.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                        .95        .94       .95        .92        .93

 Ratio of net investment income to average net assets (%)                          4.47       4.36      4.71       5.18       5.22

 Portfolio turnover rate (%)                                                      54.74     101.36    103.75      39.76      92.42
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          115,926    144,855   152,416    163,030    185,187

* EXCLUSIVE OF SALES CHARGE.





                                                                                              YEAR ENDED JANUARY 31,

 CLASS B                                                                         2000       1999       1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             12.79      13.01     12.59      12.98      12.25

 Investment operations:  Investment income -- net                                   .47        .50       .53        .59        .60

                         Net realized and unrealized gain (loss) on investments   (1.59)       .12       .53      (.25)       1.02

 Total from investment operations                                                (1.12)        .62      1.06        .34       1.62

 Distributions:          Dividends from investment income -- net                  (.47)      (.50)     (.54)      (.57)      (.60)

                         Dividends from net realized gain on investments          (.06)      (.34)     (.10)      (.16)      (.29)

 Total distributions                                                              (.53)      (.84)     (.64)      (.73)      (.89)

 Net asset value, end of period                                                   11.14      12.79     13.01      12.59      12.98

 Total return (%)*                                                               (8.89)       4.86      8.69       2.79      13.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                       1.46       1.45      1.46       1.44       1.45

 Ratio of net investment income to average net assets (%)                          3.92       3.85      4.18       4.66       4.69

 Portfolio turnover rate (%)                                                      54.74     101.36    103.75      39.76      92.42
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                           13,518     23,810    24,942     20,341     21,530

* EXCLUSIVE OF SALES CHARGE.


4



<PAGE 4>



                                                                                             YEAR ENDED JANUARY 31,




 CLASS C                                                                         2000       1999       1998      1997      1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             12.82      13.04     12.61      12.98      12.98

 Investment operations:  Investment income -- net                                   .45        .47       .50        .54        .37

                         Net realized and unrealized gain (loss) on investments   (1.59)       .12       .53      (.21)        .29

 Total from investment operations                                                (1.14)        .59      1.03        .33        .66

 Distributions:          Dividends from investment income -- net                  (.45)      (.47)     (.50)      (.54)      (.37)

                         Dividends from net realized gain on investments          (.06)      (.34)     (.10)      (.16)      (.29)

 Total distributions                                                              (.51)      (.81)     (.60)      (.70)      (.66)

 Net asset value, end of period                                                   11.17      12.82     13.04      12.61      12.98

 Total return (%)(2)                                                             (9.07)       4.63      8.42       2.67     7.90(3)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                       1.70       1.67      1.68       1.77     4.42(3)

 Ratio of net investment income to average net assets (%)                          3.73       3.68      3.92       4.33     4.31(3)

 Portfolio turnover rate (%)                                                      54.74     101.36    103.75      39.76      92.42
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            1,169      1,236     1,135      1,029          1

(1)  FROM JUNE 2, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

(2)  EXCLUSIVE OF SALES CHARGE.

(3)  ANNUALIZED.



The Fund   5



<PAGE 5>


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning Class B shares on or prior to November 30, 1996, may be eligible for a lower CDSC.
--------------------------------------------------------------------------------

Sales charges



CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                          Sales charge                           Sales charge
                                                          deducted as a %                        as a % of your
Your investment                                           of offering price                      net investment
------------------------------------------------------------------------------------------------------------------------------------

Less than $50,000                                          4.50%                                  4.70%

$50,000 -- $99,999                                         4.00%                                  4.20%

$100,000 -- $249,999                                       3.00%                                  3.10%

$250,000 -- $499,999                                       2.50%                                  2.60%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except     shares     bought     through      dividend     reinvestment).


 -------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES


                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------


Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.


6




<PAGE 6>

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on fair value as determined by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified plans.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

DREYFUS AUTOMATIC                  $100               $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING OR WRITING A CHECK against recently purchased shares, please note that if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:


* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days


*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       7



<PAGE 7>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*    change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.




DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


THE FUND ANTICIPATES that virtually all of its income dividends will be exempt from federal and California state income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distribution of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------


Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------


INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT


SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 10%                   20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Taxes on transactions


Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.


The table above also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

8




<PAGE 8>

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.


DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------


For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amounts withdrawn do not exceed 12% annually of the account value at the time the shareholder elects to participate in the plan.


Checkwriting privilege (Class A only)

YOU MAY WRITE REDEMPTION CHECKS against your account for Class A shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.



Your Investment      9

<PAGE 9>

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund

   P.O. Box 6587, Providence, RI 02940-6587
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to: Name of Fund

P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900119306

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900119306

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a redemption check (Class A only) OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other  documentation, if required (see page 7).

Mail your request to: The Dreyfus Family of Funds P.O. Box 6587, Providence, RI 02940-6587 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

10








<PAGE 10>

[Application p1]

[Application p2]

NOTES

For More Information

Dreyfus Premier California Municipal Bond Fund
--------------------------------------

SEC file number:  811-4766

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144


ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2000 Dreyfus Service Corporation
023P0600

--------------------------------------------------------------------------------

                DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND


                       CLASS A, CLASS B AND CLASS C SHARES
                       STATEMENT OF ADDITIONAL INFORMATION
                                  JUNE 1, 2000
--------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier California Municipal Bond Fund (the "Fund"), dated June 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-544-4611.


     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                                TABLE OF CONTENTS

Page


Description of the Fund....................................................B-2
Management of the Fund.....................................................B-16
Management Arrangements....................................................B-20
How to Buy Shares..........................................................B-23
Distribution Plan and Shareholder Services Plan............................B-28
How to Redeem Shares.......................................................B-30
Shareholder Services.......................................................B-34
Determination of Net Asset Value...........................................B-38
Dividends, Distributions and Taxes.........................................B-39
Portfolio Transactions.....................................................B-42
Performance Information....................................................B-42
Information About the Fund.................................................B-44
Counsel and Independent Auditors...........................................B-46
Year 2000 Issues...........................................................B-46
Appendix A.................................................................B-47
Appendix B.................................................................B-66

                             DESCRIPTION OF THE FUND

     The Fund is a Massachusetts business trust that commenced operations on November 10, 1986. The Fund is an open-end, management investment company, known as a municipal bond fund. The Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.


     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.


Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectus.


     Municipal Obligations. The Fund will invest primarily in the debt securities of the State of California, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of California personal income taxes (collectively, "California Municipal Obligations"). To the extent acceptable California Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations (as defined below). The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meet prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

      The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expect to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as apart of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.

Ratings of Municipal Obligations. The Fund will invest at least 70% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 30% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest ratings assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 70% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


     The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended January 31, 2000, computed on a monthly basis, was as follows:

                                                                 Percentage
 Fitch       or      Moody's        or           S&P              of Value
---------           ---------                  -----------       -----------

AAA                   Aaa                         AAA               44.5%
AA                    Aa                          AA                16.6%
A                     A                           A                  8.8%
BBB                   Baa                         BBB               18.7%
BB                    Ba                          BB                 1.4%
D                     D                           D                   .1%
F-1+/F-1              VMIG1/MIG1, P-1             SP-1+,SP-1,
                                                  A1+/A1             5.4%
Not Rated             Not Rated                   Not Rated          4.5%(1)

                                                                   100.0%

-----------------------
1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories:
     AAA/Aaa (.5%), Baa/BBB (1.4%) and Ba/BB (2.6%).



     Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.


     Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-1 by Moody's, A-1 by S&P or F-1 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable California Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from California personal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.


     Zero Coupon Securities. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

     Borrowing Money. The Fund may borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

     Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.


     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.


     Derivatives. The Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

     Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.


     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

     Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     Forward Commitments. The Fund may purchase or sell Municipal Obligations and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Consideration and Risks

     Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


     Investing in California Municipal Obligations. Since the Fund is concentrated in securities issued by California or entities within California, an investment in the Fund may involve greater risk than investments in certain other types of municipal bond funds. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. You should review "Appendix A" which sets forth information relating to investing in California Municipal Obligations.

     Lower Rated Bonds. The Fund may invest up to 30% of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds). They may be subject to greater risks and market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


     You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Manager's judgment may play a greater role in valuation because less reliable, objective data may be available.


     These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession would disrupt severely the market for such securities and have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its net assets. Zero coupon securities and pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

     Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

     The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

     3. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

     6. Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Trustees.

     7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the Fund's assets.

     12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus or the Statement of Additional Information and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the Fund's Prospectus or the Statement of Additional Information on less than seven days' notice), if, in the aggregate, more than 15% of the value of its net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:



      The Dreyfus Corporation...................Investment Adviser
      Dreyfus Service Corporation......................Distributor
      Dreyfus Transfer, Inc.........................Transfer Agent
      The Bank of New York...............................Custodian


     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO,  Chairman of the Board. Since January 1995, Chairman of the
     Board of  various  funds  in the  Dreyfus  Family  of  Funds.  He also is a
     director  of  The  Muscular  Dystrophy  Association,   HealthPlan  Services
     Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

CLIFFORD L.  ALEXANDER,  JR.,  Board  Member.  Chairman  of the  Board and Chief
     Executive Officer of The Dun and Bradstreet Corporation. President of Alexander & Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, IMS Health, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI WorldCom and Mutual of America Life Insurance Company. He is 66 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 56 years old and her address is c/o New York University School of Law, 40 Washington Square South, New York, New York 10012.

ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 67 years old and his address is 23 East 92nd Street, New York, New York 10128.

NATHAN LEVENTHAL,  Board Member.  President of Lincoln Center for the Performing
     Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state government from June 1994 until June 1997. He is 57 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

     The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended January 31, 2000, and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1999, were as follows:

                                                        Total Compensation
                                    Aggregate           from Fund and Fund
       Name of Board            Compensation from        Complex Paid to
          Member                     Fund**                Board Member
----------------------------    ------------------    -----------------------

Joseph S. DiMartino                  $  6,250              $642,177 (189)

Clifford L. Alexander, Jr.           $  5,000              $  85,378 (43)

Peggy C. Davis                       $  5,000              $  68,378 (29)

Ernest Kafka                         $  5,000              $  68,378 (29)

Saul B. Klaman***                    $  4,702              $  68,378 (29)

Nathan Leventhal                     $  5,000              $  68,378 (29)

-------------------------

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,072 for all Board members as a group.
***  Emeritus Board member as of January 18, 2000.


Officers of the Fund


STEPHEN  E.  CANTER,  President.   President,  Chief  Operating  Officer,  Chief
     Investment Officer and a director of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

MARK N. JACOBS, Vice President. Vice President, General Counsel and Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 54 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

STEVEN F. NEWMAN, Secretary. Associate General Counsel and Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

MICHAEL A.  ROSENBERG,  Assistant  Secretary.  Associate  General Counsel of the
     Manager,   and  an  officer  of  other  investment  companies  advised  and administered by the Manager. He is 40 years old.

JANETTE E.  FARRAGHER,  Assistant  Secretary.  Assistant  General Counsel of the
     Manager,   and  an  officer  of  other  investment  companies  advised  and administered by the Manager. She is 37 years old.

GREGORY S. GRUBER,  Assistant  Treasurer.  Senior Accounting Manager - Municipal
     Bond Funds of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on May 1, 2000.

     As of May 1, 2000, the following entities owned of record 5% or more of the outstanding shares of beneficial interest of the Fund: Class A shares - MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive E Fl 3, Jacksonville, Florida 32246-6484 - 7.76%; Class B shares - MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive E Fl 3, Jacksonville, Florida 32246-6484 - 10.35%; Prudential Securities Inc. FBO Dr. H. Barton Apfelbaum, Mrs. Sharon J. Apfelbaum CO-TTEES, Apfelbaum Family Trust UA DTD 03/06/90, Palm Springs, CA 92262-5748 - 6.51%; Class C shares - MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Drive E Fl 3, Jacksonville, Florida 32246-6484 - 39.51%; Dean Witter for the Benefit of Leo S. Kolligan, P. O. Box 250, Church Street Station, New York, NY 10008-0250 -25.33%; Dean Witter for the Benefit of David A. Kempski, P.O. Box 250, Church Street Station, New York, NY 10008-0250 - 17.01%. A shareholder who beneficially owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.



                             MANAGEMENT ARRANGEMENTS


     Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") between the Manager and the Fund. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The  following  persons  are  officers  and/or  directors  of the  Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman - Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President - Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President - Product Development; Mary Beth Leibig, Vice President - Human Resources; Ray Van Cott, Vice President - Information Systems; Theodore A. Schachar, Vice President - Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell
L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

     Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan, and commercial banking or other relationships with the issuers of securities purchased by the Fund. The Manager has informed the Fund that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

     The Manager's Code of Ethics (the "Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the Code's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Richard J. Moynihan, Colleen Meehan, W. Michael Petty, Jill C. Shaffro, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager.


     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.



     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include without limitation, the following: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan."


     As compensation for the Manager's services to the Fund, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.55% of the value of the Fund's average daily net assets. For the fiscal years ended January 31, 1998, 1999 and 2000, the management fees paid by the Fund amounted to $1,000,358, $945,926 and $832,033, respectively.


     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


     Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York, 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

     From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc. ("Premier") acted as the Fund's distributor. For the fiscal years ended January 31, 1998, 1999, and 2000, the Distributor retained $5,509, $9,504 and $5,380, respectively, from sales loads on Class A shares and $50,705, $30,597 and $39,432, respectively, from contingent deferred sales charges ("CDSC") on Class B shares. For the fiscal years ended January 31, 1998, 1999 and 2000, the Distributor retained $0, $1,222 and $23, respectively, from the CDSC on Class C shares.


     The Distributor, at its expense, may provide promotional incentives to dealers that sell shares of funds advised by the Manager which are sold with a sales load, such as the Dreyfus Premier Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


     The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

     General. Fund shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.


     When purchasing Fund shares, you must specify which Class is being purchased. Share certificates are issued only upon your written request. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

     The minimum initial investment is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Fund shares also may be purchased through Dreyfus-Automatic Asset Builder(R) and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.

      Class A Shares. The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:



                                                   TOTAL SALES LOAD
                                -----------------------------------------------
                                  AS A % OF                   AS A % OF                DEALERS' REALLOWANCE
AMOUNT OF TRANSACTION           OFFERING PRICE            NET ASSET  VALUE              AS  A % OF
---------------------             PER SHARE                  PER SHARE                 OFFERING PRICE


Less than $50,000                    4.50                      4.70                        4.25

$50,000 to less than $100,000        4.00                      4.20                        3.75

$100,000 to less than $250,000       3.00                      3.10                        2.75

$250,000 to less than $500,000       2.50                      2.60                        2.25

$500,000 to less than $1,000,000     2.00                      2.00                        1.75

$1,000,000 or more                    -0-                       -0-                         -0-



     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients that are subject to a CDSC.

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on January 31, 2000:

      NET ASSET VALUE per Share.............................$11.13
      Per Share Sales Charge - 4.5%
         of offering price (4.7% of
         net asset value per share).........................$    .52
                                                            --------
      Per Share Offering Price to
         the Public.........................................$11.65
                                                            ======


     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have been subject to an initial sales charge or a contingent deferred sales charge with respect to such redeemed shares.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class B Shares. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." The Distributor compensates certain Service Agents for selling Class B shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

     Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total
Class B shares not acquired through the reinvestment of dividends and distributions.


     Class C Shares. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares." The Distributor compensates certain Service Agents for selling Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

     Right of Accumulation -- Class A Shares. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


     To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


     Using Federal Funds. The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that your order, including Federal Funds, is received by the Transfer Agent.


     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


               DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.


     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B and 0.75% of the value of the average daily net assets of Class C. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of its Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of the Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of holders of a majority of such Class of shares.

     For the fiscal year ended January 31, 2000, the Fund paid $88,629 and $8,984, with respect to Class B and Class C shares, respectively, pursuant to the Distribution Plan.

     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended January 31, 2000, the Fund paid $331,231, $44,314 and $2,995 with respect to Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.



                              HOW TO REDEEM SHARES

     Contingent Deferred Sales Charge--Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(i) the current net asset value of the Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years for the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

     The following table sets forth the rates of the CDSC for Class B shares, except for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996;

Year Since                             CDSC as a % of
Purchase Payment                     Amount Invested or
Was Made                            Redemption Proceeds

First............................           4.00
Second...........................           4.00
Third............................           3.00
Fourth...........................           3.00
Fifth............................           2.00
Sixth............................           1.00

     The following table sets forth the rates of the CDSC for Class B shares purchased by shareholders who beneficially owned Class B shares on November 30, 1996:

Year Since                             CDSC as a % of
Purchase Payment                     Amount Invested or
Was Made                            Redemption Proceeds

First............................           3.00
Second...........................           3.00
Third............................           2.00
Fourth...........................           2.00
Fifth............................           1.00
Sixth............................           0.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for shareholders beneficially owning Class B shares on November 30, 1996); then of amounts representing the cost of shares purchased six years (five years for shareholders beneficially owning Class B shares on November 30, 1996) prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period (five-year period for shareholders beneficially owning Class B shares on November 30, 1996).

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     Contingent Deferred Sales Charge--Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

     Waiver of CDSC. The CDSC will be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor exceeds $1,000,000, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.


     Checkwriting Privilege--Class A Only. The Fund provides Redemption Checks ("Checks") to investors in Class A shares automatically upon opening an account unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

     Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the Class A shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to back up withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


     Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.


     In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.


     Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."


     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.


     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES


     Fund Exchanges. Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.


     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, your Service Agent must notify the Transfer Agent of your prior ownership of such Class A shares and your account number.

     You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares for an Exchange Account only can be made into certain other funds manage or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made.


     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds offered without a sales load.

     B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

     D. Dividends and distributions paid by a fund with respect to Class B or Class C shares may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholders account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

     Letter of Intent--Class A Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchase pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                        DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B and Class C shares, and fees pursuant to the Distribution Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended January 31, 2000, and the Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day immediately available funds ("Federal
Funds") are received by the Transfer Agent. If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends. If your payment is not made in Federal Funds, it must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.

     Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional shares of the same Class from which they were paid at net asset value without a sales load or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from California personal income tax, and if the Fund qualifies as a management company under the California Revenue and Taxation Code, then the Fund will be qualified to pay dividends to its shareholders that are exempt from California personal income tax (but not from California franchise tax) ("California exempt-interest dividends"). However, the total amount of California exempt-interest dividends paid by the Fund to a non-corporate shareholder with respect to any taxable year cannot exceed such shareholder's pro-rata share of interest received by the Fund during such year that is exempt from California taxation less any expenses and expenditures deemed to have been paid from such interest.

     For shareholders subject to the California personal income tax, exempt-interest dividends derived from California Municipal Obligations will not be subject to the California personal income tax. Distributions from net realized short-term capital gains to California resident shareholders will be subject to the California personal income tax as ordinary income. Distributions from net realized long-term capital gains may constitute long-term capital gains for individual California resident shareholders. Unlike under Federal tax law, the Fund's shareholders will not be subject to California personal income tax, or receive a credit for California taxes paid by the Fund, on undistributed capital gains. In addition, California tax law does not consider any portion of the exempt-interest dividends paid an item of tax preference for the purposes of computing the California alternative minimum tax.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.


     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gains realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund as described above.

     Offsetting positions held by the Fund involving certain futures and options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.



                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.


     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


     The aggregate amount of transactions during the last fiscal year in newly issued debt instruments in fixed price public offerings directed to an underwriter in consideration of, among other things, research services provided was $0.


                             PERFORMANCE INFORMATION


     Current yield for the 30-day period ended January 31, 2000 for Class A was 4.75%, for Class B was 4.44% and for Class C was 4.25%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon a combined 1999 Federal and State of California personal income tax rate of 45.22%, the tax equivalent yield for the 30-day period ended January 31, 2000 for Class A was 8.67%, for Class B was 8.11% and for Class C was 7.76%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield noted above represents the application of the highest Federal and State of California marginal personal income tax rates presently in effect. For Federal personal income tax purposes, a 39.60% rate has been used. For California personal income tax purposes, a 9.30% tax rate has been used. The tax equivalent yield figure, however, does not reflect the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The average annual total return for the 1, 5 and 10 year periods ended January 31, 2000 for Class A was -12.53%, 3.49% and 5.49%, respectively. The average annual total return for the 1, 5 and 7.05 year periods ended January 31, 2000 for Class B was -12.37%, 3.61% and 4.08%, respectively. The average annual total return for the 1 and 4.67 year periods ended January 31, 2000 for Class C was -2.94% and 2.36%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load had been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for Class A for the period November 10, 1986 (commencement of operations) through January 31, 2000 was 108.13%. Based on net asset value per share, the total return for Class A was 117.96% for this period. The total return for Class B for the period January 15, 1993 (commencement of initial offering of Class B shares) through January 31, 2000 was 32.57%. The total return for Class C for the period June 2, 1995 (commencement of initial offering of Class C shares) through January 31, 2000 was 11.50%. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted. The total return for Class B shares takes into consideration a conversion to Class A shares after six years. Since the periods covered for Class B and Class C are beyond the period for which a CDSC would be applied, no CDSC is factored into the aggregate total return quoted above for class B and Class C.


     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as being representative of the Fund's past or future performance.


     Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), N. Palm Beach, FL 33408, IBC's Money Fund Report(TM), Morningstar, Inc. and other industry publications. Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and/or to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or such other studies.


                           INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Board member. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be consider as one account for purposes of determining a patter of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives proceeds of the redemption, which may result in the purchase being delayed.

     To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


     The Manager's legislative efforts led to the 1976 Congressional Amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $22 billion in tax exempt assets.



                        COUNSEL AND INDEPENDENT AUDITORS

     Stroock  &  Stroock & Lavan  LLP,  180  Maiden  Lane,  New  York,  New York
10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.



                                YEAR 2000 ISSUES


     The Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Manager has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the Fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the Fund's investments and its share price.

                                   APPENDIX A

                INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS

         RISK FACTORS - INVESTING IN CALIFORNIA MUNICIPAL OBLIGATIONS


     The following information is a summary of special factors affecting investments in California Municipal Obligations. It does not purport to be a complete description and is based on information drawn from the Official Statement issued by the State of California (the "State") for its public bond issue on December 1, 1999. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

STATE FINANCES

THE BUDGET PROCESS

       The State's fiscal year begins on July 1 and ends on June 30. The State operates on a budget basis, using a modified accrual system of accounting, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

       The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the Governor's Budget, the Legislature takes up the proposal.

       Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

       Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except for K-12 and community college ("K-14") education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations require a simple majority vote. Continuing appropriations, available without regard to fiscal year, also may be provided by statute or the State Constitution. There is litigation pending concerning the validity of such continuing appropriations. See "Litigation" below.

       Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

THE GENERAL FUND

       The moneys of the State are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

THE SPECIAL FUND FOR ECONOMIC UNCERTAINTIES

       The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the time of signing of the 1999 Budget Act, on June 29, 1999, the Department of Finance projected the SFEU would have a balance of about $1.932 billion at June 30, 1999, compared to the original budgeted amount of $1.1 billion. The 1999 Budget Act projects a balance in the SFEU of $880 million at June 30, 2000. See "Current State Budget" below.

INTER-FUND BORROWINGS

      Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1999, the General Fund had no outstanding loans from the SFEU, General Fund special accounts or other special funds. At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.

WELFARE REFORM

       Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Welfare Reform Law") fundamentally reforming the nation's welfare system. Among its many provisions, the Welfare Reform Law includes: (1) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens (this provision has been amended by subsequent federal law), allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

       California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997 and is called California Work Opportunity and Responsibility to Kids ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence (GAIN) programs, effective January 1, 1998. Consistent with the Welfare Reform Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level, and counties are given financial incentives for success in this program.

       The long-term impact of the Welfare Reform Law and CalWORKs cannot be determined until there has been more experience and until an independent evaluation of the CalWORKs program is completed. In the short-term, the implementation of the CalWORKs program has continued the trend of declining welfare caseloads. The CalWORKs caseload trend is projected to have been 646,000 in 1998-99 and to be 602,000 in 1999-00, down from a high of 921,000 cases in 1994-95.

       The 1999 Budget Act proposes expenditures which will continue to meet, but not exceed, the federally-required $2.9 billion combined State and county maintenance-of-effort requirement. Total CalWORKs-related expenditures are estimated to be $7.3 billion for 1998-99 and $7.3 billion for 1999-00, including child care transfer amounts for the Department of Education.

LOCAL GOVERNMENTS

       The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are about 470 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

       In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then, the State also has provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures.

       The 1999 Budget Act includes a $150 million one-time subvention from the General Fund to local agencies for relief from the 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval at the election in November 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, legislation was enacted in 1999 to provide annually up to $50 million relief to cities based on 1997-98 costs of jail booking and processing fees paid to counties.

       Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State. The General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act includes funds to further reduce the county General Fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and by 10 percent the General Fund contribution of the remaining 21 counties.

       The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties also are given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

       In 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIII C and XIII D into the California Constitution. These new provisions place limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 does not affect the State or its ability to levy or collect taxes.

STATE APPROPRIATIONS LIMIT

       The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

       Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

       Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may be exceeded in cases of emergency.

       The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local K-14 school districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers.

       The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

       The following table shows the State's Appropriations Limit for the past four fiscal years and the current fiscal year. As of the enactment of the 1999-2000 Budget, the Department of Finance projects the State's Appropriations Subject to Limitations will be $6.1 billion under the State's Appropriations Limit in Fiscal Year 1999-00.

                           STATE APPROPRIATIONS LIMIT
                                   (MILLIONS)

                                                FISCAL YEARS
                              1995-96    1996-97   1997-98   1998-99*  1999-00*

State Appropriations Limit    $39,309   $42,002    $44,778   $47,573   $50,673
Appropriations Subject to     (34,186)  (35,103)   (40,743)  (42,674)  (44,528)
                              --------  --------   --------  --------  --------
Limit

Amount (Over)/Under Limit      $5,123    $6,899     $4,035    $4,899    $6,145
                               ======    ======     ======    ======    ======

------------------------------------------------------------------------------
---------------------
* Estimated/Projected

SOURCE: State of California, Department of Finance.

PROPOSITION 98

       On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

       Proposition 98 permits the Legislature by two-thirds vote of both Houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools. See "State Finances--State Appropriations Limit" above.

       During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

       In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

       Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 1998-99 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 44 percent from the level in place from 1991-92 through 1993-94. A significant amount of the "extra" Proposition 98 monies in the last few years has been allocated to special programs, particularly an initiative to allow each classroom with respect to grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. Since the State expects General Fund revenue growth to continue in 1999-00, there also are new initiatives to increase school safety, improve schools' accountability for pupil performance, provide additional textbooks to schools, fund deferred maintenance projects, increase beginning teacher's salaries and provide performance incentives to teachers. See "Current State Budget" for further discussion of education funding.

PRIOR FISCAL YEARS' FINANCIAL RESULTS

       The State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last four fiscal years. The last borrowing to spread out the repayment of a budget deficit over the end of a fiscal year was $4.0 billion of revenue anticipation warrants issued in July 1994 and which matured in April 1996.

       The State economy grew strongly during the fiscal years beginning in 1995-96 and, as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98 and $1.0 billion in 1998-99) than were initially planned when the budgets were enacted. The accumulated budget deficit from the recession years was finally eliminated with the repayment of the revenue anticipation warrants in April 1996. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives.

       The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

       1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

       In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

       2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. See "State Finances - Proposition 98" above.

       3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

       4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

       5. Funding for the judiciary and criminal justice programs increased by about 11 percent over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

       6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

       The revised 1999-2000 Governor's Budget, released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget Act estimates and $1.6 billion above the initial estimates in the January 1999-2000 Governor's Budget. The 1999 May Revision projected 1998-99 General Fund expenditures of $58.6 billion, about $400 million higher than the January 1999-2000 Governor's Budget estimate. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The 1999 May Revision projected a balance in the SFEU at June 30, 1999 of approximately $1.9 billion, $1.3 billion higher than estimated in January 1999.

CURRENT STATE BUDGET

       The discussion below of the 1999-00 Fiscal Year budget is based on the State's estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 1999 Budget Act, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

1999-2000 FISCAL YEAR BUDGET

       On January 8, 1999, the Governor released a proposed budget for Fiscal Year 1999-00 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for Fiscal Year 1998-99 and Fiscal Year 1999-00 would be lower than earlier projections (primarily due to weaker overseas economic conditions perceived in late 1998), while some caseloads would be higher than earlier projections. The January Governor's Budget proposed $60.5 billion of General Fund expenditures in Fiscal Year 1999-00, with a $415 million SFEU reserve at June 30, 2000.

       The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

       The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used the line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

       The principal features of the 1999 Budget Act include the following:

       1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit. See also "State Finances - Proposition 98" above.

       2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

       3. The Budget included increased funding of nearly $600 million for health and human services.

      4. About $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

      5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-00 and Fiscal Year 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, also were approved at a cost of $54 million in Fiscal Year 1999-00.

      6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.


ECONOMY AND POPULATION

INTRODUCTION

       California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-94.

POPULATION AND LABOR FORCE

       The State's July 1, 1998 population of over 33.4 million represented over 12 percent of the total United States population.

       California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96 percent resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1998, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 16.0 million residents, and the 10-county San Francisco Bay Area represented 21 percent, with a population of over 7.0 million.

       The following table shows California's population data for 1994 through 1998.

                               POPULATION 1994-98

                             % INCREASE                 % INCREASE
                                OVER                       OVER      CALIFORNIA
                CALIFORNIA   PRECEDING   UNITED STATES  PRECEDING     AS % OF
YEAR           POPULATION(A)    YEAR     POPULATION(A)     YEAR       UNITED
                                                                          STATES

1994             31,790,000     0.9        260,292,000     1.0          12.2
1995             32,063,000     0.9        262,761,000     0.9          12.2
1996             32,383,000     1.0        265,179,000     0.9          12.2
1997             32,957,000     1.8        267,636,000     0.9          12.3
1998             33,494,000     1.6        270,029,000     0.9          12.4

--------------
(a) Population as of July 1.

SOURCE: U.S. Department of Commerce, Bureau of the Census; State of California, Department of Finance.

      The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1993 to 1998.

                                   LABOR FORCE
                                     1993-98

           LABOR FORCE TRENDS (THOUSANDS)        UNEMPLOYMENT RATE (%)

              LABOR                                             UNITED
YEAR          FORCE        EMPLOYMENT            CALIFORNIA     STATES

1993         15,359          13,918                 9.4           6.9
1994         15,450          14,122                 8.6           6.1
1995         15,412          14,203                 7.8           5.6
1996         15,511          14,391                 7.2           5.4
1997         15,941          14,937                 6.3           4.9
1998         16,330          15,361                 5.9           4.5
-----------------

SOURCE:     State of California, Employment Development Department.

EMPLOYMENT, INCOME, CONSTRUCTION AND EXPORT GROWTH

      The following table shows California's nonagricultural employment distribution and growth for 1990 and 1998.

                       PAYROLL EMPLOYMENT BY MAJOR SECTOR
                                  1990 AND 1998

                                  EMPLOYMENT                  % DISTRIBUTION
                                    (THOUSANDS)                       OF
                                                                      EMPLOYMENT
INDUSTRY SECTOR                  1990        1998            1990        1998
---------------                  ----        ----            ----        ----
Mining................              39         25              0.3         0.2
Construction..........             605        602              4.8         4.4
Manufacturing.........
   Nondurable Goods...             721        729              5.7         5.4
   High Technology....             686        534              5.4         3.9
   Other Durable goods             690        697              5.4         5.1
Transportation and                 624        694              4.9         5.1
Utilities.............
Wholesale and Retail             3,002      3,122             23.7        23.0
Trade
Finance, Insurance
   and Real Estate....             825        798              6.5         5.9
Services..............           3,395      4,220             26.8        31.1
Government
   Federal............             362        269              2.9         2.0
   State and Local....           1,713      1,894             13.5        13.9
                                 -----      -----             ----        ----
   TOTAL
   NONAGRICULTURAL....          12,662     13,584            100         100
                                ======     ======            ===         ===

SOURCE: State of California, Employment Development Department and State of California, Department of Finance.

      The following tables show California's total and per capita income patterns for selected years.
                                   TOTAL PERSONAL INCOME 1993-98
                                            CALIFORNIA
                                                                      CALIFORNIA
                                                                            % OF
YEAR                         MILLIONS           % CHANGE             U.S.
----                         --------           --------             ----
1993                         $698,130               2.0*              12.8
1994a                         718,321               2.9               12.5
1995                          754,269               5.0               12.4
1996                          798,020               5.8               12.5
1997                          846,017               6.0               12.5
1998b                         904,444               6.9               12.7

* Change from prior year.
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
b  Estimated by the State of California, Department of Finance.
Note: Omits income for government employees overseas.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.


                                 PER CAPITA PERSONAL INCOME 1993-98

                                                                      CALIFORNIA
                                               UNITED                   % OF
YEAR                 CALIFORNIA   % CHANGE     STATES     % CHANGE      U.S.
----                 ----------   --------     ------     --------      ----
1993       .........   $22,388        1.0*    $21,220         3.3*       105.5
1994a      .........    22,899        2.3      22,056         3.9        103.8
1995       .........    23,901        4.4      23,063         4.6        103.6
1996       .........    25,050        4.8      24,169         4.8        103.6
1997       .........    26,218        4.7      25,298         4.7        103.6
1998       .........   27,116b        3.4     26,368c         4.2        102.8

*  Change from prior year
a Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.
b  Estimated by the State of California, Department of Finance.
c  Estimated by the U.S. Department of Commerce, Bureau of Economic Analysis.

SOURCE: U.S. Department of Commerce, Bureau of Economic Analysis.

LITIGATION

      The State is a party to numerous legal proceedings. The following are the more significant lawsuits pending against the State, as reported by the Office of the Attorney General.

      On December 24, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates asking the Commission on State Mandates to determine whether the property tax shift from counties to school districts beginning in 1993-94 is a reimbursable state mandated cost. See "State Finances - Local Governments" above. The test claim was heard on October 29, 1998, and the Commission on State Mandates found in favor of the State. In March 1999, Sonoma County filed suit in the Superior Court to overturn the Commission on State Mandate's decision. In October 1999, a Sonoma County Superior Court Judge ruled in favor of the County. The State will continue to contest this lawsuit. Should the courts ultimately find in favor of the counties, the impact to the State General Fund could be as high as $10.0 billion. In addition, there would be an annual Proposition 98 General Fund cost of at least $3.75 billion. This cost would grow in accordance with the annual assessed value growth rate.

       On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs have been submitted; no date has yet been set for oral argument.

       The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (COSM)). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case then was brought to the trial court by the State and later remanded to the COSM for redetermination. The COSM since has expanded the claim to include supplemental claims filed by several other institutions. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion. The Commission on State Mandates issued a decision in December 1998 determining that a small number of components of the State's special education program are state mandated local costs. The administrative proceeding is in the "parameters and guidelines" stage where the commission is considering whether and to what extent the costs associated with the state mandated components of the special education program are offset by funds that the State already allocates to that program. The State's position is that all costs are offset by existing funding. The State has the option to seek judicial review of the mandate finding.

       In Capitola Land v. Anderson and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in Capitola, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services ("DHHS") to enable the State to comply with the Capitola ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The State Legislature enacted a statute that conditioned State compliance with the Capitola judgment on receipt of federal funding (50% contribution). The State then refused to implement the Capitola judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs' petition for review was denied by the California Supreme Court. However, the State continues to pursue federal funding in federal court. If, as a result of this litigation, compliance with the Capitola judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

       In January 1997, California experienced major flooding in six different areas with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. A substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. The State is vigorously defending the action.

       In Just Say No to Tobacco Dough Campaign v. State of California, the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995, for related disease research. If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund, an agency fund, for approximately $166 million. However, the superior court issued an order in December 1998 granting the State's demurrer to the entire action and dismissing the case. The superior court thereafter reconsidered its ruling and allowed plaintiffs to amend their complaint. The State demurred to the amended complaint. In July 1999, the court again sustained the State's demurrer to the amended complaint and issued a judgment dismissing the case. Plaintiffs appealed. The matter will be briefed and will be scheduled for oral argument before the court.

       The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax Laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. On August 13, 1998, the court issued a judgment against the Franchise Tax Board on both issues. The Franchise Tax Board has appealed the judgment. Briefing is underway. If both sections of the California tax law are invalidated and all dividends become deductible, General Fund collections in the future would be reduced annually in the $200-$250 million range for all taxpayers.

       The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J.B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 million to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers and trial is currently set for January 16, 2001.

       The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. Plaintiffs have petitioned the California Supreme Court for review.

       The State is a defendant in a statewide action, Emily Q., et al. v. Belshe, et al., in which plaintiffs seek to compel a change in early screening procedures for children with mental health needs. A preliminary injunction was issued, requiring changes in the screening procedures. The Department of Health Services, in conjunction with the Department of Mental Health, is in the process of complying with the injunction. No hearing has been scheduled on the petition for permanent injunction. The Department of Mental Health estimates the annual cost to the State for implementation of a permanent injunction to be approximately $13 million.

       Plaintiffs in County of San Bernardino v. Barlow Respiratory Hospital and related actions seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs have estimated the damages to be several hundred million dollars. The State is vigorously defending these cases, as well as related federal cases addressing the calculation of Medi-Cal reimbursement rates in the future.

       The State is involved in two refund actions, Cigarettes Cheaper!, et al. v. Board of Equalization, et al. and California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, approved by the voters in 1998. Plaintiffs allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. Plaintiffs Cigarettes Cheaper! seek declaratory and injunctive relief and a refund of over $4 million. The CART case filed by retail tobacconists in San Diego seeks a refund of $5 million. The State is vigorously contesting these cases. If the statute is declared unconstitutional, exposure may include the entire $750 million collected annually with interest.

       The State is involved in two cases challenging the constitutionality of the interest offset provisions of the Revenue and Taxation Code. Plaintiffs in
F. W. Woolworth Co. and Kinney Shoe Corporation v. Franchise Tax Board seek a refund of over $15 million. The Woolworth case was tried in July 1995 and judgment was entered for the Franchise Tax Board. The judgment was upheld on appeal and the plaintiffs' petition for review in the California Supreme Court was denied. On June 7, 1999, plaintiffs filed a petition for writ of certiorari in the United States Supreme Court. The Franchise Tax Board filed its opposition to the petition for writ of certiorari on August 5, 1999.

       Hunt-Wesson, Inc. v. Franchise Tax Board was tried in February 1997 with judgment for the taxpayer. The judgment was reversed on appeal and plaintiffs petition for review in the California Supreme Court was denied. On September 28, 1999, the United States Supreme Court granted the taxpayer's petition for writ of certiorari. The Franchise Tax Board estimates that if the interest-offset provisions are declared unconstitutional, the result would involve potential reduction of state revenues in the $90 million range annually, with past year collection and interest exposure of $500 million.

       Guy F. Atkinson Company of California v. Franchise Tax Board is a corporation tax refund action involving the solar energy system tax credit provided for under the Revenue and Taxation Code. The case went to trial in May 1998 and the trial court entered judgment in favor of the Franchise Tax Board. The taxpayer has filed an appeal to the California Court of Appeal and briefing is due to be completed in October 1999. The Franchise Tax Board estimates that the cost would be $150 million annually if the plaintiff prevails. Allowing refunds for all open years would entail a refund of at least $500 million.

       Jordan, et al. v. Department of Motor Vehicles, et al. and Josephs v. Zolin, et al. challenge the validity of the Vehicle Smog Impact Fee, a $300 fee which is collected by the Department of Motor Vehicles from vehicle registrants when a vehicle without a California new-vehicle certification is first registered in California. The Jordan plaintiffs contend that the fee violates the interstate commerce and equal protection clauses of the United States Constitution as well as Article XIX of the State Constitution. The Josephs case is a class action civil rights case brought against the current and former directors of the Department of Motor Vehicles in their individual capacities claiming the collection of the Vehicle Smog Impact Fee violates the interstate commerce, equal protection, and privileges and immunities clauses of the United States Constitution. In October 1999, the Court of Appeals upheld a trial court judgment for the plaintiffs in the Jordan case, and the State has declined to appeal further. Although refunds through the court actions could be limited by a three-year statute of limitations, with a potential liability of about $350 million, the Governor has proposed refunding fees collected back to the initiation of these fees in 1990. The exposure to the State if the fees are refunded in full could be up to $800 million.

       Craig Brown, et al. v. Department of Health and Human Services, et al. is a Federal Mandate Proceeding. In fiscal years 1991-92 and 1992-93, the State used credits from three Public Employees Retirement System accounts in place of General Fund employer pension contributions. The DHHS has determined that federally funded programs were overcharged in these fiscal years because they did not receive the pension credits the State programs received and that California owes the federal government $120 million for overpayments plus an additional $80 million in interest through mid 1999. The DHHS Grant Appeals Board upheld this determination. The present case is aimed at overturning the DHHS determination. On June 6, 1999, the court ruled against the State. The State has appealed to the Ninth Circuit. The estimated potential loss is over $220 million which would be payable from the General Fund or, possibly, recovered by the federal government through offsets against current grant payments to the State.

       PTI, Inc., et al. v. Philip Morris, et al. was filed by five distributors in the cigarette import/re-entry business, seeking to overturn the tobacco Master Settlement Agreement ("MSA") entered between 46 states and the tobacco industry in November 1998. See "State Finances - Tobacco Litigation" above. The primary focus of the complaint is the provision of the MSA encouraging participating states to adopt a statute requiring nonparticipating manufacturers to either become participating manufacturers and share the financial obligations under the MSA or pay money into an escrow account. Plaintiffs seek compensatory and punitive damages against the State and State officials and an order placing tobacco settlement funds into a trust to be administered by the court for the treatment of medical expenses of persons injured by tobacco products. A motion to dismiss the complaint is currently scheduled for hearing in February 2000. The potential fiscal impact of an adverse ruling is largely unknown, but could exceed the full amount of the settlement (estimated to be $1 billion annually, of which 50% will go directly to the State's General Fund and the other 50% directly to the State's 58 counties and 4 largest cities).

       Arnett v. California Public Employees Retirement System, et. al. was filed by seven former employees of the State of California and local agencies seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967. Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint for failure to state a claim. The State may seek further review in the United States Supreme Court. However, the case has now been remanded back to the District Court and trial will most likely occur in December 2000. In the event of an unfavorable result, CalPERS has estimated the liability to the State as approximately $315.5 million.

YEAR 2000-RELATED INFORMATION TECHNOLOGY

       The State's reliance on information technology in every aspect of its operations made year 2000-related ("Y2K") information technology ("IT") issues a high priority for the State. The Department of Information Technology ("DOIT"), an independent office reporting directly to the Governor, was responsible for ensuring the State's information technology processes were fully functional before the year 2000.

       The DOIT estimates total Y2K costs identified by the departments under its supervision at about $357 million. These costs are part of much larger overall IT costs incurred annually by the State, including costs incurred by certain independent State entities, such as the judiciary, the Legislature, the University of California and California State University System. Furthermore, cost estimates for embedded systems only apply to the subset of embedded systems posing the highest risk to essential programs. For fiscal year 1999-00, the Legislature created a fund of $33.5 million ($13.5 million General Fund) for unanticipated Y2K costs, which can be increased if necessary.

                                   APPENDIX B

      Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

      Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

      General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

      Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

      Of the investment grade, this is the lowest.

      General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

      Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

      Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

      Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                        B

      Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

      Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

      The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

      The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

      Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Municipal Note Ratings

                                      SP-1

      The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

      The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                       Aaa


      Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

      Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

      Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

      Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

      Bonds rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

      Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

      Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

      This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

      This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


Commercial Paper Rating

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternative liquidity.

      Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

      Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

      Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

      Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

      Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

      Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

      Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

      Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

      Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

      Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

      Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

      Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

      Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

      Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

      Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.



                DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

                          PART C. OTHER INFORMATION
                          -------------------------


Item 23.    Exhibits
-------     ----------

     (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on March 30, 1995, and Exhibit (1)(b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on March 28, 1997.


     (b)  Registrant's By-Laws, as amended.


     (d) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on March 30, 1995.


     (e)  Form of Distribution Agreement and Forms of Service Agreements.


     (g)  Amended and Restated Custody Agreement is incorporated by reference to
          Exhibit 8(a) of Post-Effect Amendment No. 18 to the Registration Statement on Form N-1A, filed on March 28, 1996. Sub-Custodian
          Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on May 19, 1994.

     (h) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on June 1, 1995.

     (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on March 30, 1995.

     (j)  Consent of Independent Auditors.

     (m) Rule 12b-1 Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on June 1, 1995.





     (o)  Rule 18f-3 Plan.

     (p)  Code of Ethics.

-------     -----------------------------------------------------

            Other Exhibits
            --------------

                  (a)   Powers of Attorney.

                  (b)   Certificate of Assistant Secretary.

Item 24.    Persons Controlled by or under Common Control with Registrant.
-------     --------------------------------------------------------------

            Not Applicable

Item 25.        Indemnification
-------         ---------------


          Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on March 30, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws, as amended, filed as Exhibit (b) hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange
          Commission:


                Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.



          Reference is also made to the Form of Distribution Agreement filed as Exhibit (e) hereto.


Item 26.       Business and Other Connections of Investment Adviser.
-------        ----------------------------------------------------


               The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.






ITEM 26.    Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------

            Officers and Directors of Investment Adviser


Name and Position
With Dreyfus           Other Businesses           Position Held       Dates

CHRISTOPHER M. CONDRON Franklin Portfolio         Director            1/97 - Present
Chairman of the Board  Associates,
and                    LLC*
Chief Executive
Officer
                       TBCAM Holdings, Inc.*      Director            10/97 - Present
                                                  President           10/97 - 6/98
                                                  Chairman            10/97 - 6/98

                       The Boston Company         Director            1/98 - Present
                       Asset Management, LLC*     Chairman            1/98 - 6/98
                                                  President           1/98 - 6/98

                       The Boston Company         President           9/95 - 1/98
                       Asset Management, Inc.*    Chairman            4/95 - 1/98
                                                  Director            4/95 - 1/98

                       Franklin Portfolio         Director            1/97 - Present
                       Holdings, Inc.*

                       Certus Asset Advisors      Director            6/95 - Present
                       Corp.**

                       Mellon Capital Management  Director            5/95 - Present
                       Corporation***

                       Mellon Bond Associates,    Executive Committee 1/98 - Present
                                   LLP+ Member

                       Mellon Bond Associates+    Trustee             5/95 - 1/98

                       Mellon Equity Associates,  Executive           1/98 - Present
                                 LLP+ Committee
                                                  Member

                       Mellon Equity Associates+  Trustee             5/95 - 1/98

                       Boston Safe Advisors,      Director            5/95 - Present
                       Inc.*                      President           5/95 - Present

                       Mellon Bank, N.A. +        Director            1/99 - Present
                                                  Chief Operating     3/98 - Present
                                                  Officer             3/98 - Present
                                                  President           11/94 - 3/98
                                                  Vice Chairman

                       Mellon Financial           Chief Operating     1/99 - Present
                       Corporation+               Officer             1/99 - Present
                                                  President           1/98 - Present
                                                  Director            11/94 - 1/99
                                                  Vice Chairman

                       Founders Asset             Chairman            12/97 - Present
                       Management,                Director            12/97 - Present
                       LLC****

                       The Boston Company, Inc.*  Vice Chairman       1/94 - Present
                                                  Director            5/93 - Present

                       Laurel Capital Advisors,   Executive Committee 1/98 - 8/98
                                   LLP+ Member

CHRISTOPHER M. CONDRON Laurel Capital Advisors+   Trustee             10/93 - 1/98
Chairman and Chief
Executive Officer      Boston Safe Deposit and    Director            5/93 - Present
(Continued)            Trust
                       Company*

                       The Boston Company         President           6/89 - 1/97
                       Financial                  Director            6/89 - 1/97
                       Strategies, Inc. *

MANDELL L. BERMAN      Self-Employed              Real Estate         11/74 - Present
Director               29100 Northwestern Highway Consultant,
                              Suite 370 Residential
                        Southfield, MI 48034 Builder and
                                                  Private Investor

BURTON C. BORGELT      DeVlieg Bullard, Inc.      Director            1/93 - Present
Director               1 Gorham Island
                       Westport, CT 06880

                       Mellon Financial           Director            6/91 - Present
                       Corporation+

                       Mellon Bank, N.A. +        Director            6/91 - Present

                       Dentsply International,    Director            2/81 - Present
                       Inc.
                       570 West College Avenue
                       York, PA

                       Quill Corporation          Director            3/93 - Present
                       Lincolnshire, IL

STEPHEN R. BYERS       Dreyfus Service            Senior Vice         3/00 - Present
Director of            Corporation++              President
Investments

                       Gruntal & Co., LLC         Executive Vice      5/97 - 11/99
                       New York, NY               President           5/97 - 11/99
                                                  Partner             5/97 - 11/99
                                                  Executive Committee
                                                  Member              5/97 - 11/99
                                                  Board of Directors
                                                  Member              5/97 - 11/99
                                                  Treasurer           5/97 - 6/99
                                                  Chief Financial
                                                  Officer

STEPHEN E. CANTER      Dreyfus Investment         Chairman of the     1/97 - Present
President, Chief       Advisors, Inc.++           Board               5/95 - Present
Operating                                         Director            5/95 - Present
Officer, Chief                                    President
Investment
Officer, and Director

                       Newton Management Limited  Director            2/99 - Present
                       London, England

                       Mellon Bond Associates,    Executive           1/99 - Present
                                 LLP+ Committee
                                                  Member

                       Mellon Equity Associates,  Executive Committee 1/99 - Present
                                   LLP+ Member

                       Franklin Portfolio         Director            2/99 - Present
                       Associates,
                       LLC*

                       Franklin Portfolio         Director            2/99 - Present
                       Holdings, Inc.*

STEPHEN E. CANTER      The Boston Company Asset   Director            2/99 - Present
President, Chief       Management, LLC*
Operating
Officer, Chief         TBCAM Holdings, Inc.*      Director            2/99 - Present
Investment
Officer, and Director
(Continued)
                       Mellon Capital Management  Director            1/99 - Present
                       Corporation***

                       Founders Asset Management, Member, Board of    12/97 - Present
                                LLC**** Managers
                                                  Acting Chief        7/98 - 12/98
                                                  Executive
                                                  Officer

                       The Dreyfus Trust          Director            6/95 - Present
                       Company+++                 Chairman            1/99 - Present
                                                  President           1/99 - Present
                                                  Chief Executive     1/99 - Present
                                                  Officer

THOMAS F. EGGERS       Dreyfus Service            Chief Executive     3/00 - Present
Vice Chairman -        Corporation++              Officer
Institutional                                     and Chairman of
And Director                                      the                 4/96 - 3/00
                                                  Board               9/96 - Present
                                                  Executive Vice
                                                  President
                                                  Director

                       Founders Asset Management, Member, Board of    2/99 - Present
                                LLC**** Managers

                       Dreyfus Investment         Director            1/00 - Present
                       Advisors, Inc.

                       Dreyfus Service            Director            3/99 - Present
                       Organization,
                       Inc.++

                       Dreyfus Insurance Agency   Director            3/99 - Present
                       of
                       Massachusetts, Inc. +++

                       Dreyfus Brokerage          Director            11/97 - 6/98
                       Services, Inc.
                       401 North Maple Avenue
                       Beverly Hills, CA.

STEVEN G. ELLIOTT      Mellon Financial           Senior Vice         1/99 - Present
Director               Corporation+               Chairman            1/90 - Present
                                                  Chief Financial     6/92 - 1/99
                                                  Officer             1/90 - 5/98
                                                  Vice Chairman
                                                  Treasurer

                       Mellon Bank, N.A.+         Senior Vice         3/98 - Present
                                                  Chairman            6/92 - 3/98
                                                  Vice Chairman       1/90 - Present
                                                  Chief Financial
                                                  Officer

                       Mellon EFT Services        Director            10/98 - Present
                       Corporation
                       Mellon Bank Center, 8th
                       Floor
                       1735 Market Street
                       Philadelphia, PA 19103

                       Mellon Financial Services  Director            1/96 - Present
                       Corporation #1             Vice President      1/96 - Present
                       Mellon Bank Center, 8th
                       Floor
                       1735 Market Street
                       Philadelphia, PA 19103

STEVEN G. ELLIOTT      Boston Group Holdings,     Vice President      5/93 - Present
Director (Continued)   Inc.*

                       APT Holdings Corporation   Treasurer           12/87 - Present
                       Pike Creek Operations
                       Center
                       4500 New Linden Hill Road
                       Wilmington, DE 19808

                       Allomon Corporation        Director            12/87 - Present
                       Two Mellon Bank Center
                       Pittsburgh, PA 15259

                       Collection Services        Controller          10/90 - 2/99
                       Corporation                Director            9/88 - 2/99
                       500 Grant Street           Vice President      9/88 - 2/99
                       Pittsburgh, PA 15258       Treasurer           9/88 - 2/99

                       Mellon Financial Company+  Principal Exec.     1/88 - Present
                                                  Officer             8/87 - Present
                                                  Chief Executive     8/87 - Present
                                                  Officer             8/87 - Present
                                                  Director
                                                  President

                       Mellon Overseas            Director            4/88 - Present
                       Investments
                       Corporation+

                       Mellon Financial Services  Treasurer           12/87 - Present
                       Corporation # 5+

                       Mellon Financial Markets,  Director            1/99 - Present
                       Inc.+

                       Mellon Financial Services  Director            1/99 - Present
                       Corporation #17
                       Fort Lee, NJ

                       Mellon Mortgage Company    Director            1/99 - Present
                       Houston, TX

                       Mellon Ventures, Inc. +    Director            1/99 - Present

LAWRENCE S. KASH       Dreyfus Investment         Director            4/97 - 12/99
Vice Chairman          Advisors, Inc.++

                       Dreyfus Brokerage          Chairman            11/97 - 2/99
                       Services, Inc.             Chief Executive     11/97 - 2/98
                          401 North Maple Ave. Officer
                       Beverly Hills, CA

                       Dreyfus Service            Director            1/95 - 2/99
                       Corporation++              President           9/96 - 3/99

                       Dreyfus Precious Metals,   Director            3/96 - 12/98
                       Inc.+++                    President           10/96 - 12/98

                       Dreyfus Service            Director            12/94 - 3/99
                       Organization, Inc.++       President           1/97 -  3/99

                       Seven Six Seven Agency,    Director            1/97 - 4/99
                       Inc. ++

LAWRENCE S. KASH       Dreyfus Insurance Agency   Chairman            5/97 - 3/99
Vice Chairman          of                         President           5/97 - 3/99
(Continued)            Massachusetts, Inc.++++    Director            5/97 - 3/99

                       The Dreyfus Trust          Chairman            1/97 - 1/99
                       Company+++                 President           2/97 - 1/99
                                                  Chief Executive     2/97 - 1/99
                                                  Officer             12/94 - Present
                                                  Director

                       The Dreyfus Consumer       Chairman            5/97 - 6/99
                       Credit                     President           5/97 - 6/99
                       Corporation++              Director            12/94 - 6/99

                       Founders Asset Management, Member, Board of    12/97 - 12/99
                                LLC**** Managers

                       The Boston Company         Chairman            12/95 - 1/99
                       Advisors,                  Chief Executive     12/95 - 1/99
                       Inc.                       Officer             12/95 - 1/99
                            Wilmington, DE President

                       The Boston Company, Inc.*  Director            5/93 - 1/99
                                                  President           5/93 - 1/99

                       Mellon Bank, N.A.+         Executive Vice      6/92 - Present
                                                  President

                       Laurel Capital Advisors,   Chairman            1/98 - 8/98
                       LLP+                       Executive Committee 1/98 - 8/98
                                                  Member
                                                  Chief Executive     1/98 - 8/98
                                                  Officer             1/98 - 8/98
                                                  President

                       Laurel Capital Advisors,   Trustee             12/91 - 1/98
                       Inc. +                     Chairman            9/93 - 1/98
                                                  President and CEO   12/91 - 1/98

                       Boston Group Holdings,     Director            5/93 - Present
                       Inc.*                      President           5/93 - Present

                       Boston Safe Deposit &      Director            6/93 - 1/99
                       Trust Co.+                 Executive Vice      6/93 - 4/98
                                                  President

MARTIN G. MCGUINN      Mellon Financial           Chairman            1/99 - Present
Director               Corporation+               Chief Executive     1/99 - Present
                                                  Officer             1/98 - Present
                                                  Director            1/90 - 1/99
                                                  Vice Chairman

                       Mellon Bank, N. A. +       Chairman            3/98 - Present
                                                  Chief Executive     3/98 - Present
                                                  Officer             1/98 - Present
                                                  Director            1/90 - 3/98
                                                  Vice Chairman

                       Mellon Leasing             Vice Chairman       12/96 - Present
                       Corporation+

                       Mellon Bank (DE) National  Director            4/89 - 12/98
                       Association
                       Wilmington, DE

MARTIN G. MCGUINN      Mellon Bank (MD) National  Director            1/96 - 4/98
Director               Association
(Continued)            Rockville, Maryland

J. DAVID OFFICER       Dreyfus Service            President           3/00 - Present
Vice Chairman          Corporation++              Executive Vice      5/98 - 3/00
And Director                                      President           3/99 - Present
                                                  Director

                       Dreyfus Service            Director            3/99 - Present
                       Organization,
                       Inc.++

                       Dreyfus Insurance Agency   Director            5/98 - Present
                       of
                       Massachusetts, Inc.++++

                       Dreyfus Brokerage          Chairman            3/99 - Present
                       Services, Inc.
                       401 North Maple Avenue
                       Beverly Hills, CA

                       Seven Six Seven Agency,    Director            10/98 - Present
                       Inc.++

                       Mellon Residential         Director            4/97 - Present
                       Funding Corp. +

                       Mellon Trust of Florida,   Director            8/97 - Present
                       N.A.
                       2875 Northeast 191st
                       Street
                       North Miami Beach, FL
                       33180

                       Mellon Bank, NA+           Executive Vice      7/96 - Present
                                                  President

                       The Boston Company, Inc.*  Vice Chairman       1/97 - Present
                                                  Director            7/96 - Present

                       Mellon Preferred Capital   Director            11/96 - 1/99
                       Corporation*

                       RECO, Inc.*                President           11/96 - Present
                                                  Director            11/96 - Present

                       The Boston Company         President           8/96 - 6/99
                       Financial                  Director            8/96 - 6/99
                       Services, Inc.*

                       Boston Safe Deposit and    Director            7/96 - Present
                       Trust                      President           7/96 - 1/99
                       Company*

                       Mellon Trust of New York   Director            6/96 - Present
                       1301 Avenue of the
                       Americas
                       New York, NY 10019

                       Mellon Trust of California Director            6/96 - Present
                       400 South Hope Street
                       Suite 400
                       Los Angeles, CA 90071

                       Mellon United National     Director            3/98 - Present
                       Bank
                       1399 SW 1st Ave., Suite
                       400
                       Miami, Florida

                       Boston Group Holdings,     Director            12/97 - Present
                       Inc.*

J. DAVID OFFICER       Dreyfus Financial          Director            9/96 - Present
Vice Chairman and      Services Corp. +
Director (Continued)

                       Dreyfus Investment         Director            4/96 - Present
                       Services
                       Corporation+

RICHARD W. SABO        Founders Asset Management  President           12/98 - Present
Director               LLC****                    Chief Executive     12/98 - Present
                                                  Officer

                       Prudential Securities      Senior Vice         07/91 - 11/98
                       New York, NY               President           07/91 - 11/98
                                                  Regional Director

RICHARD F. SYRON       Thermo Electron            President           6/99 - Present
Director               81 Wyman Street            Chief Executive     6/99 - Present
                         Waltham, MA 02454-9046 Officer

                       American Stock Exchange    Chairman            4/94 - 6/99
                       86 Trinity Place           Chief Executive     4/94 - 6/99
                           New York, NY 10006 Officer

RONALD P. O'HANLEY     Franklin Portfolio         Director            3/97 - Present
Vice Chairman          Holdings, Inc.*

                       Franklin Portfolio         Director            3/97 - Present
                       Associates,
                       LLC*

                       Boston Safe Deposit and    Executive Committee 1/99 - Present
                                  Trust Member
                       Company*                   Director            1/99 - Present

                       The Boston Company, Inc.*  Executive Committee 1/99 - Present
                                                  Member              1/99 - Present
                                                  Director

                       Buck Consultants, Inc.++   Director            7/97 - Present

                       Newton Asset Management    Executive           10/98 - Present
                                  LTD Committee
                       (UK)                       Member              10/98 - Present
                            London, England Director

                       Mellon Asset Management    Non-Resident        11/98 - Present
                            (Japan) Co., LTD Director
                       Tokyo, Japan

                       TBCAM Holdings, Inc.*      Director            10/97 - Present

                       The Boston Company Asset   Director            1/98 - Present
                       Management, LLC*

                       Boston Safe Advisors,      Chairman            6/97 - Present
                       INC.*                      Director            2/97 - Present

                       Pareto Partners            Partner             5/97 - Present
                        271 Regent Street Representative
                       London, England W1R 8PP

RONALD P. O'HANLEY     Mellon Capital Management  Director            2/97 -Present
Vice Chairman          Corporation***
(Continued)

                       Certus Asset Advisors      Director            2/97 - Present
                       Corp.**

                       Mellon Bond Associates;    Trustee             1/98 - Present
                       LLP+                       Chairman            1/98 - Present

                       Mellon Equity Associates;  Trustee             1/98 - Present
                       LLP+                       Chairman            1/98 - Present

                       Mellon-France Corporation+ Director            3/97 - Present

                       Laurel Capital Advisors+   Trustee             3/97 - Present

MARK N. JACOBS         Dreyfus Investment         Director            4/97 - Present
General Counsel,       Advisors, Inc.++           Secretary           10/77 - 7/98
Vice President, and
Secretary              The Dreyfus Trust          Director            3/96 - Present
                       Company+++
                       The TruePenny              President           10/98 - Present
                       Corporation++              Director            3/96 - Present

                       Dreyfus Service            Director            3/97 - 3/99
                       Organization, Inc.++

WILLIAM H. MARESCA     The Dreyfus Trust          Chief Financial     3/99 - Present
Controller             Company+++                 Officer             9/98 - Present
                                                  Treasurer           3/97 - Present
                                                  Director

                       Dreyfus Service            Chief Financial     12/98 - Present
                              Corporation++ Officer

                       Dreyfus Consumer Credit    Treasurer           10/98 - Present
                       Corp. ++

                       Dreyfus Investment         Treasurer           10/98 - Present
                       Advisors, Inc. ++

                       Dreyfus-Lincoln, Inc.      Vice President      10/98 - Present
                       4500 New Linden Hill Road
                       Wilmington, DE 19808

                       The TruePenny              Vice President      10/98 - Present
                       Corporation++

                       Dreyfus Precious Metals,   Treasurer           10/98 - 12/98
                       Inc. +++

                       The Trotwood Corporation++ Vice President      10/98 - Present

                       Trotwood Hunters           Vice President      10/98 - Present
                       Corporation++

                       Trotwood Hunters Site A    Vice President      10/98 - Present
                       Corp. ++

                       Dreyfus Transfer, Inc.     Chief Financial     5/98 - Present
                       One American Express       Officer
                       Plaza,
                       Providence, RI 02903

                       Dreyfus Service            Treasurer           3/99 - Present
                       Organization, Inc.++       Assistant           3/93 - 3/99
                                                  Treasurer

WILLIAM H. MARESCA     Dreyfus Insurance Agency   Assistant Treasurer 5/98 - Present
Controller             of
(Continued)            Massachusetts, Inc.++++

WILLIAM T. SANDALLS,   Dreyfus Transfer, Inc.     Chairman            2/97 - Present
JR.                    One American Express
Executive Vice         Plaza,
President              Providence, RI 02903

                       Dreyfus Service            Director            1/96 - Present
                       Corporation++              Executive Vice      2/97 - Present
                                                  President           2/97 - 12/98
                                                  Chief Financial
                                                  Officer

                       Dreyfus Investment         Director            1/96 - Present
                       Advisors, Inc.++           Treasurer           1/96 - 10/98

                       Dreyfus-Lincoln, Inc.      Director            12/96 - Present
                       4500 New Linden Hill Road  President           1/97 - Present
                       Wilmington, DE 19808

                       Seven Six Seven Agency,    Director            1/96 - 10/98
                       Inc.++                     Treasurer           10/96 - 10/98

                       The Dreyfus Consumer       Director            1/96 - Present
                       Credit Corp.++             Vice President      1/96 - Present
                                                  Treasurer           1/97 - 10/98

                       The Dreyfus Trust Company  Director            1/96 - Present
                       +++

                       Dreyfus Service            Treasurer           10/96 - 3/99
                       Organization,
                       Inc.++

                       Dreyfus Insurance Agency   Director            5/97 - 3/99
                       of                         Treasurer           5/97 - 3/99
                       Massachusetts, Inc.++++    Executive Vice      5/97 - 3/99
                                                  President

DIANE P. DURNIN        Dreyfus Service            Senior Vice         5/95 - 3/99
Vice President -       Corporation++              President -
Product                                           Marketing and
Development                                       Advertising
                                                  Division

PATRICE M. KOZLOWSKI   NONE
Vice President -
Corporate
Communications

MARY BETH LEIBIG       NONE
Vice President -
Human Resources

THEODORE A. SCHACHAR   Dreyfus Service            Vice President -Tax 10/96 - Present
Vice President - Tax   Corporation++

                       The Dreyfus Consumer       Chairman            6/99 - Present
                       Credit                     President           6/99 - Present
                       Corporation ++

                       Dreyfus Investment         Vice President -    10/96 - Present
                       Advisors,                  Tax
                       Inc.++

                       Dreyfus Precious Metals,   Vice President -    10/96 - 12/98
                       Inc. +++                   Tax

THEODORE A. SCHACHAR   Dreyfus Service            Vice President -    10/96 - Present
Vice President - Tax   Organization,              Tax
(Continued)            Inc.++

WENDY STRUTT           None
Vice President

RICHARD TERRES         None
Vice President

RAYMOND J. VAN COTT    Mellon Financial           Vice President      7/98 - Present
Vice-President -       Corporation+
Information Systems
                       Computer Sciences          Vice President      1/96 - 7/98
                       Corporation
                       El Segundo, CA

JAMES BITETTO          The TruePenny              Secretary           9/98 - Present
ASSISTANT SECRETARY    Corporation++

                       Dreyfus Service            Assistant Secretary 8/98 - Present
                       Corporation++

                       Dreyfus Investment         Assistant Secretary 7/98 - Present
                       Advisors, Inc.++

                       Dreyfus Service            Assistant Secretary 7/98 - Present
                       Organization, Inc.++

STEVEN F. NEWMAN       Dreyfus Transfer, Inc.     Vice President      2/97 - Present
Assistant Secretary    One American Express Plaza Director            2/97 - Present
                       Providence, RI 02903       Secretary           2/97 - Present

                       Dreyfus Service            Secretary           7/98 - Present
                       Organization, Inc.++       Assistant Secretary 5/98 - 7/98





* The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
** The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
**** The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+ The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++    The address of the business so indicated is 200 Park Avenue, New York, New
      York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++ The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.





Item 27.    Principal Underwriters
--------    ----------------------


   (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC Municipal Fund, Inc.
7)       Dreyfus BASIC U.S. Government Money Market Fund
8)       Dreyfus California Intermediate Municipal Bond Fund
9)       Dreyfus California Tax Exempt Bond Fund, Inc.
10)      Dreyfus California Tax Exempt Money Market Fund
11)      Dreyfus Cash Management
12)      Dreyfus Cash Management Plus, Inc.
13)      Dreyfus Connecticut Intermediate Municipal Bond Fund
14)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)      Dreyfus Florida Intermediate Municipal Bond Fund
16)      Dreyfus Florida Municipal Money Market Fund
17)      Dreyfus Founders Funds, Inc.
18)      The Dreyfus Fund Incorporated
19)      Dreyfus Global Bond Fund, Inc.
20)      Dreyfus Global Growth Fund
21)      Dreyfus GNMA Fund, Inc.
22)      Dreyfus Government Cash Management Funds
23)      Dreyfus Growth and Income Fund, Inc.
24)      Dreyfus Growth and Value Funds, Inc.
25)      Dreyfus Growth Opportunity Fund, Inc.
26)      Dreyfus Debt and Equity Funds
27)      Dreyfus Index Funds, Inc.
28)      Dreyfus Institutional Money Market Fund
29)      Dreyfus Institutional Preferred Money Market Fund
30)      Dreyfus Institutional Short Term Treasury Fund
31)      Dreyfus Insured Municipal Bond Fund, Inc.
32)      Dreyfus Intermediate Municipal Bond Fund, Inc.
33)      Dreyfus International Funds, Inc.
34)      Dreyfus Investment Grade Bond Funds, Inc.
35)      Dreyfus Investment Portfolios
36)      The Dreyfus/Laurel Funds, Inc.
37)      The Dreyfus/Laurel Funds Trust
38)      The Dreyfus/Laurel Tax-Free Municipal Funds
39)      Dreyfus LifeTime Portfolios, Inc.
40)      Dreyfus Liquid Assets, Inc.
41)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
42)      Dreyfus Massachusetts Municipal Money Market Fund
43)      Dreyfus Massachusetts Tax Exempt Bond Fund
44)      Dreyfus MidCap Index Fund
45)      Dreyfus Money Market Instruments, Inc.
46)      Dreyfus Municipal Bond Fund, Inc.
47)      Dreyfus Municipal Cash Management Plus
48)      Dreyfus Municipal Money Market Fund, Inc.
49)      Dreyfus New Jersey Intermediate Municipal Bond Fund
50)      Dreyfus New Jersey Municipal Bond Fund, Inc.
51)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
52)      Dreyfus New Leaders Fund, Inc.
53)      Dreyfus New York Municipal Cash Management
54)      Dreyfus New York Tax Exempt Bond Fund, Inc.
55)      Dreyfus New York Tax Exempt Intermediate Bond Fund
56)      Dreyfus New York Tax Exempt Money Market Fund
57)      Dreyfus U.S. Treasury Intermediate Term Fund
58)      Dreyfus U.S. Treasury Long Term Fund
59)      Dreyfus 100% U.S. Treasury Money Market Fund
60)      Dreyfus U.S. Treasury Short Term Fund
61)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
62)      Dreyfus Pennsylvania Municipal Money Market Fund
63)      Dreyfus Premier California Municipal Bond Fund
64)      Dreyfus Premier Equity Funds, Inc.
65)      Dreyfus Premier International Funds, Inc.
66)      Dreyfus Premier GNMA Fund
67)      Dreyfus Premier Worldwide Growth Fund, Inc.
68)      Dreyfus Premier Municipal Bond Fund
69)      Dreyfus Premier New York Municipal Bond Fund
70)      Dreyfus Premier State Municipal Bond Fund
71)      Dreyfus Premier Value Equity Funds
72)      Dreyfus Short-Intermediate Government Fund
73)      Dreyfus Short-Intermediate Municipal Bond Fund
74)      The Dreyfus Socially Responsible Growth Fund, Inc.
75)      Dreyfus Stock Index Fund
76)      Dreyfus Tax Exempt Cash Management
77)      The Dreyfus Premier Third Century Fund, Inc.
78)      Dreyfus Treasury Cash Management
79)      Dreyfus Treasury Prime Cash Management
80)      Dreyfus Variable Investment Fund
81)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
82)      General California Municipal Bond Fund, Inc.
83)      General California Municipal Money Market Fund
84)      General Government Securities Money Market Funds, Inc.
85)      General Money Market Fund, Inc.
86)      General Municipal Bond Fund, Inc.
87)      General Municipal Money Market Funds, Inc.
88)      General New York Municipal Bond Fund, Inc.
89)      General New York Municipal Money Market Fund




                                                                                 Positions and
Name and principal                                                               Offices with
Business address               Positions and offices with the Distributor        Registrant
----------------               ------------------------------------------       ----------


Thomas F. Eggers *             Chief Executive Officer and Chairman of the       None
                               Board
J. David Officer *             President and Director                            None
Stephen Burke *                Executive Vice President                          None
Charles Cardona *              Executive Vice President                          None
Anthony DeVivio **             Executive Vice President                          None
David K. Mossman **            Executive Vice President                          None
Jeffrey N. Nachman ***         Executive Vice President and Chief Operations     None
                               Officer
William T. Sandalls, Jr. *     Executive Vice President and Director             None
Wilson Santos **               Executive Vice President and Director of          None
                               Client Services
William H. Maresca *           Chief Financial Officer                           None
Ken Bradle **                  Senior Vice President                             None
Stephen R. Byers *             Senior Vice President                             None
Frank J. Coates *              Senior Vice President                             None
Joseph Connolly *              Senior Vice President                             Vice President
                                                                                 and Treasurer
William Glenn *                Senior Vice President                             None
Michael Millard **             Senior Vice President                             None
Mary Jean Mulligan **          Senior Vice President                             None
Bradley Skapyak *              Senior Vice President                             None
Jane Knight *                  Chief Legal Officer and Secretary                 None
Stephen Storen *               Chief Compliance Officer                          None
Jeffrey Cannizzaro *           Vice President - Compliance                       None
Maria Georgopoulos *           Vice President - Facilities Management            None
William Germenis               Vice President - Compliance                       None
Walter T. Harris *             Vice President                                    None
Janice Hayles *                Vice President                                    None
Hal Marshall *                 Vice President - Compliance                       None
Paul Molloy *                  Vice President                                    None
Theodore A. Schachar *         Vice President - Tax                              None
James Windels *                Vice President                                    None
James Bitetto *                Assistant Secretary                               None



*         Principal business address is 200 Park Avenue, New York, NY 10166.
**        Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY
          11556-0144.
***       Principal business address is 401 North Maple Avenue, Beverly Hills,
          CA 90210.


Item 28.    Location of Accounts and Records
-------     --------------------------------


            1.    The Bank of New York
                  100 Church Street
                  New York, New York 10007


            2.    Dreyfus Transfer, Inc.
                  P.O. Box 9671
                  Providence, Rhode Island 02940-9671

            3.    The Dreyfus Corporation
                  200 Park Avenue
                  New York, New York 10166

Item 29.    Management Services
-------     -------------------

            Not Applicable

Item 30.    Undertakings
-------     ------------


            None





                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of May, 2000.

            DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

            BY:   /s/Stephen E. Canter*
                  ---------------------
                  STEPHEN E. CANTER, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signatures                        Title                            Date


/s/ Stephen E. Canter *            President (Principal Executive       05/24/00
------------------------------     Officer)
Stephen E. Canter

/s/Joseph Connolly*                Treasurer (Principal Accounting      05/24/00
------------------------------     and Financial Officer)
Joseph Connolly

/s/Joseph S. DiMartino*            Chairman of the Board                05/24/00
------------------------------
Joseph S. DiMartino

/s/Clifford L. Alexander, Jr*      Board member                         05/24/00
------------------------------
Clifford L. Alexander, Jr.

/s/Peggy C. Davis*                 Board member                         05/24/00
------------------------------
Peggy C. Davis

/s/Ernest Kafka*                   Board member                         05/24/00
-----------------------------
Ernest Kafka

/s/Nathan Leventhal*               Board member                         05/24/00
------------------------
Nathan Leventhal



*BY:  /s/Janette E. Farragher
      -------------------------
      Janette E. Farragher,
      Attorney-in-Fact



                       DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND

                                      INDEX OF EXHIBITS
                                  -------------------------


ITEM                        PAGE
-----                       ------

(23)                        Exhibits:

(b)                         By-Laws, as amended

(e)                         Form of Distribution Agreement and
                            Forms of Service Agreements

(j)                         Consent of Independent Auditors

(o)                         Rule 18f-3 Plan

(p)                         Code of Ethics

Other Exhibits

      (a)                  Powers of Attorney

      (b)                  Certificate of Assistant Secretary